Debt - Summary of Term Notes (Details) - Loan Agreement With CPBF Lending LLC [Member] - USD ($)	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Debt Instrument [Line Items]
Face value of the CB BF term note	$ 6,500,000	$ 6,500,000	$ 6,500,000
Debt discount, net	(107,011)	(129,586)	(192,911)
Carrying value of the CB BF term note	6,392,989	6,370,414	6,307,089
Accrued interest	555,721	289,373	186,962
Total CB BF term note and accrued interest	$ 6,948,710	$ 6,659,787	$ 6,494,051